Consolidated Statements Of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Statement of Comprehensive Income [Abstract]
NET INCOME	$ 122,635	$ 89,249	$ 52,873
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	1,001	(815)	(1,694)
Change in deferred pension gain	0	0	252
OTHER COMPREHENSIVE INCOME (LOSS)	1,001	(815)	(1,442)
TOTAL COMPREHENSIVE INCOME	$ 123,636	$ 88,434	$ 51,431